UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Tidewater Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On March 9, 2022, Tidewater Inc., a Delaware corporation (“Tidewater”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Banyan Overseas Limited, a limited company organized under the laws of Bermuda (“Seller”), and Swire Pacific Offshore Holdings Ltd., a limited company organized under the laws of Bermuda and a wholly-owned subsidiary of Seller (“SPO” and together with Seller, the “Seller Parties”), pursuant to which, among other things, Tidewater will acquire all of the issued and outstanding shares of SPO in exchange for consideration consisting of 8,100,000 warrants to acquire Tidewater’s common stock at an exercise price of $0.001 per share (the “Warrants”) and $42,000,000 in cash, upon the terms and subject to the conditions of the Purchase Agreement (the “Acquisition”). The cash portion of the consideration is subject to customary adjustments following the closing as set forth in the Purchase Agreement based on SPO’s closing date cash, working capital, indebtedness and transaction related expenses.

Pursuant to the Purchase Agreement, closing of the Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among others, (i) the accuracy of the representations and warranties of each party, subject to certain specified materiality standards, (ii) compliance by each party in all material respects with its covenants, (iii) the absence of any material adverse effects, (iv) the absence of any injunction or temporary restraining order or similar decree or order declaring the Purchase Agreement invalid or unenforceable or prohibiting the consummation of the transactions contemplated thereby; and (v) the receipt of a determination by the United States Coast Guard with respect to the Warrants.

The Purchase Agreement contains certain customary representations and warranties of Tidewater and the Seller Parties. The Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of SPO’s business during the period between the execution of the Purchase Agreement and the closing of the Acquisition and (ii) the efforts of the parties to cause the Acquisition to be completed, including actions which may be necessary to cause the expiration or termination of any applicable waiting period or obtain the approval or consent of a governmental authority or third party. Tidewater and the Seller have each agreed to indemnify the other party for certain liabilities, including liabilities arising from breaches of such party’s representations, warranties and covenants in the Purchase Agreement and, in the case of the Seller, in respect of certain retained liabilities, in each case subject to the limitations set forth in the Purchase Agreement.

The Purchase Agreement contains certain customary termination rights for the benefit of each of Tidewater and the Seller Parties, including, among others, the right of either Tidewater or the Seller to terminate the Purchase Agreement in the event that the Acquisition has not been consummated on or before July 9, 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto.

The Purchase Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of such agreement. They are not intended to provide any other factual information about SPO. The representations, warranties and covenants contained in the Purchase Agreement and the exhibits thereto were or will be made only as of specified dates for the purposes of such agreement, were (except as expressly set forth therein) solely for the benefit of the parties to such agreement, may be subject to qualifications and limitations agreed upon by such parties (including being qualified by confidential disclosures made for the purposes of allocating risk between the parties instead of establishing those matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors are not third-party beneficiaries under the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreement, which subsequent information may or may not be fully reflected in Tidewater’s public disclosures.

Item 3.02         Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 3.02. The issuance of the Warrants will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. The Warrants may be exercised by the holder initially for one share of common stock of Tidewater at an initial exercise price of $0.001 per share, at any time until the 25th anniversary of the issuance date of the Warrants. The number of shares of common stock for which the Warrants can be exercised and the exercise price will be subject to customary adjustments to be set forth in the agreement governing the Warrants. The terms of the Warrants are otherwise substantially similar to Tidewater’s existing New Creditor Warrants.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated as of March 9, 2022, by and among Tidewater Inc., Banyan Overseas Limited and Swire Pacific Offshore Holdings Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Tidewater agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 9, 2022